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                                                                     EXHIBIT 4.1

          NUMBER                                             SHARES

                                     [Logo]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE       SEE REVERSE FOR CERTAIN DEFINITIONS AND A
IN THE CITY OF BOSTON, MA              STATEMENT AS TO THE RIGHTS, PREFERENCES,
OR NEW YORK, NY                        PRIVILEGES AND RESTRICTIONS ON SHARES

                                       CUSIP 090945 10 6

This Certifies That


is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE PER SHARE,
OF
                        BIOSITE DIAGNOSTICS INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

     /s/ Christopher J. Twomey        [SEAL]          /s/ Kim D. Blickenstaff
      VICE PRESIDENT, FINANCE                           PRESIDENT AND CHIEF
    AND CHIEF FINANCIAL OFFICER                          EXECUTIVE OFFICER




COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
              TRANSFER AGENT AND REGISTRAR

BY
                                 AUTHORIZED SIGNATURE
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         A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -   as tenants in common
TEN ENT -   as tenants by the entireties
JT TEN  -   as joint tenants with right of
            survivorship and not as tenants
            in common

 UNIF GIFT MIN ACT - ........................Custodian.........................
                                (Cust)                         (Minor)
                      under Uniform Gifts to Minors
                      Act......................................................
                                                (State)
 UNIF TRF MIN ACT - ....................Custodian (until age..................)
                           (Cust)
                    ..........................under Uniform Transfers
                             (Minor)
                    to Minors Act..............................................
                                                   (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, _______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
 .........................................
 .........................................

________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
________________________________________________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________________

                                             X__________________________________

                                             X__________________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By___________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.